Reconciliations of Non-GAAP Financial Measures

September 30, 2022

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net (loss) income	$(50,064)	$10,223	$7,343	$(88,903)
Add:
Depreciation and amortization of real estate assets	47,427	45,046	137,855	133,912
Depreciation, amortization and impairment of real estate assets related to unconsolidated joint ventures	6,090	4,806	15,856	16,529
Net loss (gain) on sales of real estate	80	(655)	4,581	1,784
Net loss (gain) on sales of real estate related to unconsolidated joint ventures	—	15	(220)	30
Impairment of real estate	60,857	495	72,602	495
Other-than-temporary impairment of unconsolidated joint ventures	—	—	—	164,126
FFO	$64,390	$59,930	$238,017	$227,973
Write-offs of cash and straight-line rental income receivable and lease intangibles	16,370	24,326	15,831	22,054
Lease termination income	—	—	(2,338)	—
Loss on extinguishment of debt	140	913	411	1,760
(Recovery of) provision for credit and loan losses and other reserves	(217)	(26)	(12)	1,890
Support payments paid to joint venture manager (1)	2,254	—	5,880	2,450
Other normalizing items (2)	(65)	148	2,586	852
Normalized FFO	$82,872	$85,291	$260,375	$256,979
FFO	$64,390	$59,930	$238,017	$227,973
Stock-based compensation expense	2,117	2,428	5,367	6,987
Non-cash rental and related revenues	13,031	20,740	4,970	10,113
Non-cash interest income	(589)	(530)	(1,683)	(1,444)
Non-cash interest expense	2,798	1,744	8,300	5,389
Non-cash portion of loss on extinguishment of debt	140	913	411	1,760
(Recovery of) provision for loan losses and other reserves	(217)	(26)	(12)	1,890
Other adjustments related to unconsolidated joint ventures	(2,378)	(150)	(4,056)	(1,364)
Other adjustments	36	(213)	2,430	320
AFFO	$79,328	$84,836	$253,744	$251,624
Cash portion of lease termination income	—	—	(2,338)	—
Write-off of cash rental income	—	—	71	—
Support payments paid to joint venture manager (1)	2,254	—	5,880	2,450
Other normalizing items (2)	(80)	405	250	963
Normalized AFFO	$81,502	$85,241	$257,607	$255,037
Amounts per diluted common share:
Net income (loss)	$(0.22)	$0.05	$0.03	$(0.41)
FFO	$0.28	$0.27	$1.03	$1.05
Normalized FFO	$0.36	$0.38	$1.12	$1.18
AFFO	$0.34	$0.38	$1.09	$1.15
Normalized AFFO	$0.35	$0.38	$1.11	$1.17
Weighted average number of common shares outstanding, diluted:
Net income (loss)	230,982,227	222,063,910	231,779,750	216,227,221
FFO and Normalized FFO	231,993,295	222,063,910	231,779,750	217,385,804
AFFO and Normalized AFFO	232,858,600	222,542,049	232,810,528	217,906,904
(1)    Funding for support payments did not require capital contributions from Sabra but rather were funded with proceeds received by our unconsolidated joint venture with Enlivant from TPG for the issuance of senior preferred interests for each of the three and nine months ended September 30, 2022 and with cash on hand at the joint venture for the nine months ended September 30, 2021.
(2)     FFO and AFFO for each of the three and nine months ended September 30, 2022 and 2021 includes $1.0 and $1.2 million, respectively, earned during the period related to legacy Care Capital Properties, Inc. investments. FFO for the nine months ended September 30, 2022, includes $2.2 million of foreign currency transaction loss related to our Canadian borrowings. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.
See reporting definitions.                        2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA
Net Debt and Net Debt to Adjusted EBITDA
(in thousands)

	Trailing Twelve Months Ended	Year Ended
	September 30, 2022	December 31, 2021
Net loss	$(17,010)	$(113,256)
Interest	103,249	98,632
Income tax expense	1,649	1,845
Depreciation and amortization	182,934	178,991
EBITDA	$270,822	$166,212
Loss from unconsolidated joint ventures	22,979	27,955
Other-than-temporary impairment of unconsolidated joint ventures	—	164,126
Stock-based compensation expense	6,294	7,914
Merger and acquisition costs	135	279
Provision for loan losses and other reserves and non-cash revenue write-offs	37,708	47,893
Impairment of real estate	81,606	9,499
Loss on extinguishment of debt	33,273	34,622
Other expense	3,533	1,813
Lease termination income	(2,338)	—
Net gain on sales of real estate	(9,504)	(12,301)
Adjusted EBITDA (1)	$444,508	$448,012
Annualizing adjustments (2)	(880)	14,695
Annualized Adjusted EBITDA (3)	$443,628	$462,707

	September 30, 2022	December 31, 2021
Secured debt	$50,609	$67,602
Revolving credit facility	138,551	—
Term loans	527,225	598,438
Senior unsecured notes	1,750,000	1,750,000
Consolidated Debt	2,466,385	2,416,040
Cash and cash equivalents	(26,289)	(111,996)
Net Debt	$2,440,096	$2,304,044

	September 30, 2022	December 31, 2021
Net Debt	$2,440,096	$2,304,044
Annualized Adjusted EBITDA	$443,628	$462,707
Net Debt to Adjusted EBITDA	5.50x	4.98x

(1)    Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.
(2)    Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.
(3)    Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.
See reporting definitions.                        3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Consolidated Statements of Income (Loss)
Supplemental Information
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Cash rental income	$92,966	$101,496	$288,532	$305,480
Straight-line rental income	2,006	3,391	7,042	11,114
Straight-line rental income receivable write-offs	(16,606)	(25,213)	(17,068)	(25,213)
Above/below market lease amortization	1,569	1,081	4,730	3,985
Above/below market lease intangible write-offs	—	—	326	—
Operating expense recoveries	4,279	4,612	13,706	14,167
Rental and related revenues	$84,214	$85,367	$297,268	$309,533

See reporting definitions.                        4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Senior Housing - Managed Revenues
(in thousands)

	Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
Revenues: (1)
Resident fees and services	$47,610	$43,988	$42,040	$40,323	$39,604
Resident fees and services not included in same store	(4,258)	(1,250)	(911)	—	—
Same store resident fees and services	$43,352	$42,738	$41,129	$40,323	$39,604

(1)    Revenues have been adjusted for changes in the foreign currency exchange rate where applicable.
See reporting definitions.                        5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Property Type
(in thousands)

	Three Months Ended September 30, 2022
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated (1)	Total Senior Housing			Other	Corporate	Total
Net (loss) income	$(33,921)	$4,602	$677	$(4,384)	$895	$6,639	$3,213	$8,940	$(35,830)	$(50,064)
Adjustments:
Depreciation and amortization	27,586	5,068	10,228	—	15,296	3,062	1,461	—	22	47,427
Interest	214	233	—	—	233	—	—	—	26,624	27,071
General and administrative	—	—	—	—	—	—	—	—	9,676	9,676
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	—	(217)	(217)
Impairment of real estate	60,857	—	—	—	—	—	—	—	—	60,857
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	140	140
Other income	—	—	—	—	—	—	—	—	(994)	(994)
Net loss on sales of real estate	80	—	—	—	—	—	—	—	—	80
Loss from unconsolidated JV	—	—	—	4,384	4,384	—	—	—	—	4,384
Income tax expense	—	—	—	—	—	—	—	—	579	579
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	4,160	4,160	—	—	—	—	4,160

Net Operating Income	$54,816	$9,903	$10,905	$4,160	$24,968	$9,701	$4,674	$8,940	$—	$103,099

Non-cash revenue and expense adjustments	13,304	263	—	—	263	(304)	(210)	(589)	—	12,464

Cash Net Operating Income	$68,120	$10,166	$10,905	$4,160	$25,231	$9,397	$4,464	$8,351	$—	$115,563

Cash Net Operating Income not included in same store	(691)	(205)	(1,026)	(4,160)	(5,391)	(10)	(8)

Same store Cash Net Operating Income	$67,429	$9,961	$9,879	$—	$19,840	$9,387	$4,456

(1)    Net Operating Income and Cash Net Operating Income include $0.1 million of Grant Income.
         See reporting definitions.                                  6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Property Type
(in thousands)

	Three Months Ended June 30, 2022
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated (1)	Senior Housing - Managed Unconsolidated (2)	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$32,201	$3,742	$820	$(2,529)	$2,033	$6,609	$3,207	$8,653	$(35,898)	$16,805
Adjustments:
Depreciation and amortization	26,214	5,246	9,290	—	14,536	2,939	1,461	—	22	45,172
Interest	216	235	—	—	235	—	—	—	25,079	25,530
General and administrative	—	—	—	—	—	—	—	—	8,649	8,649
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	—	(270)	(270)
Impairment of real estate	11,745	—	—	—	—	—	—	—	—	11,745
Other expense	—	—	—	—	—	—	—	—	2,163	2,163
Net loss on sales of real estate	2,615	1,886	—	—	1,886	—	—	—	—	4,501
Loss from unconsolidated JV	—	—	—	2,529	2,529	—	—	—	—	2,529
Income tax expense	—	—	—	—	—	—	—	—	255	255
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	5,055	5,055	—	—	—	—	5,055

Net Operating Income	$72,991	$11,109	$10,110	$5,055	$26,274	$9,548	$4,668	$8,653	$—	$122,134

Non-cash revenue and expense adjustments	(2,592)	(436)	—	—	(436)	(319)	(216)	(547)	—	(4,110)
Foreign exchange rate adjustment	—	—	(45)	—	(45)	—	—	—	—	(45)

Cash Net Operating Income	$70,399	$10,673	$10,065	$5,055	$25,793	$9,229	$4,452	$8,106	$—	$117,979

Cash Net Operating Income not included in same store	(1,049)	(823)	(67)	(5,055)	(5,945)	(3)	(4)

Same store Cash Net Operating Income	$69,350	$9,850	$9,998	$—	$19,848	$9,226	$4,448

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $0.1 million of Grant Income.
(2)    Net Operating Income and Cash Net Operating Income include $3.4 million of Grant Income.
         See reporting definitions.                                  7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Property Type
(in thousands)

	Three Months Ended March 31, 2022
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$51,927	$6,797	$(93)	$(2,802)	$3,902	$6,314	$3,224	$10,992	$(35,757)	$40,602
Adjustments:
Depreciation and amortization	26,303	5,340	9,216	—	14,556	2,917	1,460	—	20	45,256
Interest	217	376	—	—	376	—	—	—	24,379	24,972
General and administrative	—	—	—	—	—	—	—	—	10,396	10,396
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	475	475
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	271	271
Other expense	—	—	—	—	—	—	—	—	(68)	(68)
Loss from unconsolidated JV	—	—	—	2,802	2,802	—	—	—	—	2,802
Income tax expense	—	—	—	—	—	—	—	—	284	284
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	3,543	3,543	—	—	—	—	3,543

Net Operating Income	$78,447	$12,513	$9,123	$3,543	$25,179	$9,231	$4,684	$10,992	$—	$128,533

Non-cash revenue and expense adjustments	(2,947)	(935)	—	—	(935)	(342)	(228)	(547)	—	(4,999)
Foreign exchange rate adjustment	—	—	(54)	—	(54)	—	—	—	—	(54)

Cash Net Operating Income	$75,500	$11,578	$9,069	$3,543	$24,190	$8,889	$4,456	$10,445	$—	$123,480

Cash Net Operating Income not included in same store			(184)

Same store Cash Net Operating Income			$8,885

         See reporting definitions.                                  8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Property Type
(in thousands)

	Three Months Ended December 31, 2021
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$26,649	$9,213	$(626)	$(13,264)	$(4,677)	$7,354	$7,135	$7,940	$(68,754)	$(24,353)
Adjustments:
Depreciation and amortization	26,302	5,353	8,787	—	14,140	3,124	1,494	—	19	45,079
Interest	229	400	—	—	400	—	—	—	25,047	25,676
General and administrative	—	—	—	—	—	—	—	—	8,237	8,237
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	—	2,045	2,045
Impairment of real estate	9,004	—	—	—	—		—	—	—	9,004
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	32,862	32,862
Other income	—	—	—	—	—	—	—	—	13	13
Net gain on sales of real estate	(7,153)	(2,287)	—	—	(2,287)	(816)	(3,829)	—	—	(14,085)
Loss from unconsolidated JV	—	—	—	13,264	13,264	—	—	—	—	13,264
Income tax expense	—	—	—	—	—	—	—	—	531	531
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	(4,240)	(4,240)	—	—	—	—	(4,240)

Net Operating Income	$55,031	$12,679	$8,161	$(4,240)	$16,600	$9,662	$4,800	$7,940	$—	$94,033

Non-cash revenue and expense adjustments	16,695	(582)	—	—	(582)	(140)	(240)	(544)	—	15,189
Foreign exchange rate adjustment	—	—	(59)	—	(59)	—	—	—	—	(59)

Cash Net Operating Income	$71,726	$12,097	$8,102	$(4,240)	$15,959	$9,522	$4,560	$7,396	$—	$109,163

Cash Net Operating Income not included in same store			—

Same store Cash Net Operating Income			$8,102

         See reporting definitions.                                  9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Property Type
(in thousands)

	Three Months Ended September 30, 2021
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated	Senior Housing - Managed Unconsolidated	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$26,977	$6,512	$300	$(4,018)	$2,794	$6,636	$3,356	$3,405	$(32,945)	$10,223
Adjustments:
Depreciation and amortization	26,634	5,234	8,557	—	13,791	3,093	1,510	—	18	45,046
Interest	297	404	—	—	404	—	—	—	23,542	24,243
General and administrative	—	—	—	—	—	—	—	—	8,683	8,683
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	—	(26)	(26)
Impairment of real estate	312	183	—	—	183		—	—	—	495
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	913	913
Other expense	—	—	—	—	—	—	—	—	(277)	(277)
Net (gain) loss on sales of real estate	—	(856)	201	—	(655)	—	—	—	—	(655)
Loss from unconsolidated JV	—	—	—	4,018	4,018	—	—	—	—	4,018
Income tax expense	—	—	—	—	—	—	—	—	92	92
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	3,521	3,521	—	—	—	—	3,521

Net Operating Income	$54,220	$11,477	$9,058	$3,521	$24,056	$9,729	$4,866	$3,405	$—	$96,276

Non-cash revenue and expense adjustments	20,420	935	—	—	935	(313)	(277)	(530)	—	20,235
Foreign exchange rate adjustment	—	—	(58)	—	(58)	—	—	—	—	(58)

Cash Net Operating Income	$74,640	$12,412	$9,000	$3,521	$24,933	$9,416	$4,589	$2,875	$—	$116,453

Cash Net Operating Income not included in same store			—

Same store Cash Net Operating Income			$9,000

         See reporting definitions.                                  10

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Property Type
(in thousands)

	Nine Months Ended September 30, 2022
	Skilled Nursing/ Transitional Care	Senior Housing				Behavioral Health	Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed Consolidated (1)	Senior Housing - Managed Unconsolidated (2)	Total Senior Housing			Other	Corporate	Total
Net income (loss)	$50,207	$15,141	$1,404	$(9,715)	$6,830	$19,562	$9,644	$28,585	$(107,485)	$7,343
Adjustments:
Depreciation and amortization	80,103	15,654	28,734	—	44,388	8,918	4,382	—	64	137,855
Interest	647	844	—	—	844	—	—	—	76,082	77,573
General and administrative	—	—	—	—	—	—	—	—	28,721	28,721
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	—	(12)	(12)
Impairment of real estate	72,602	—	—	—	—	—	—	—	—	72,602
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	411	411
Other expense	—	—	—	—	—	—	—	—	1,101	1,101
Net loss on sales of real estate	2,695	1,886	—	—	1,886	—	—	—	—	4,581
Loss from unconsolidated JV	—	—	—	9,715	9,715	—	—	—	—	9,715
Income tax expense	—	—	—	—	—	—	—	—	1,118	1,118
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	12,758	12,758	—	—	—	—	12,758

Net Operating Income	$206,254	$33,525	$30,138	$12,758	$76,421	$28,480	$14,026	$28,585	$—	$353,766

Non-cash revenue and expense adjustments	7,766	(1,107)	—	—	(1,107)	(966)	(655)	(1,683)	—	3,355

Cash Net Operating Income	$214,020	$32,418	$30,138	$12,758	$75,314	$27,514	$13,371	$26,902	$—	$357,121

Annualizing adjustments (3)	54,386	9,506	16,351	(7,248)	18,609	9,190	4,518	4,542	—	91,245

Annualized Cash Net Operating Income	$268,406	$41,924	$46,489	$5,510	$93,923	$36,704	$17,889	$31,444	$—	$448,366

Reallocation adjustments (4)	828	4,413	—	—	4,413	23,676	—	(28,917)	—	—

Annualized Cash Net Operating Income, as adjusted	$269,234	$46,337	$46,489	$5,510	$98,336	$60,380	$17,889	$2,527	$—	$448,366

(1)    Net Operating Income and Cash Net Operating Income include $0.1 million of Grant Income.
(2)    Net Operating Income and Cash Net Operating Income include $3.5 million of Grant Income.
(3)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of triple-net operating expenses (net of recoveries), the Enlivant Joint Venture Cash NOI and the residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis, as well as adjustments to reflect the reduction in Avamere's annual base rent to $30.7 million effective February 1, 2022 and the pending transition of our North American portfolio to Ensign and Avamere.
(4)    Adjustments to reflect Annualized Cash Net Operating Income from sales-type lease, mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate.
         See reporting definitions.                                  11

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Source
(in thousands)

	Nine Months Ended September 30, 2022
	Private Payors (1)	Non-Private Payors	Other	Senior Housing - Managed Unconsolidated (2)	Corporate	Total
Net income (loss)	$45,851	$49,672	$28,585	$(9,280)	$(107,485)	$7,343
Adjustments:
Depreciation and amortization	66,415	71,376	—	—	64	137,855
Interest	903	588	—	—	76,082	77,573
General and administrative	—	—	—	—	28,721	28,721
Recovery of loan losses and other reserves	—	—	—	—	(12)	(12)
Impairment of real estate	9,013	63,589	—	—	—	72,602
Loss on extinguishment of debt	—	—	—	—	411	411
Other expense	—	—	—	—	1,101	1,101
Net loss on sales of real estate	2,379	2,202	—	—	—	4,581
Loss from unconsolidated JV	435	—	—	9,280	—	9,715
Income tax expense	—	—	—	—	1,118	1,118
Sabra’s share of unconsolidated JV Net Operating Income	2,051	—	—	10,707	—	12,758

Net Operating Income	$127,047	$187,427	$28,585	$10,707	$—	$353,766

Non-cash revenue and expense adjustments	(952)	5,990	(1,683)	—	—	3,355

Cash Net Operating Income	$126,095	$193,417	$26,902	$10,707	$—	$357,121

Annualizing adjustments (3)	46,735	50,675	4,542	(10,707)	—	91,245

Annualized Cash Net Operating Income	$172,830	$244,092	$31,444	$—	$—	$448,366

(1)    Net Operating Income and Cash Net Operating Income include $0.1 million of Grant Income.
(2)    Reflects our unconsolidated joint venture with Enlivant which consists of 157 facilities and 6,996 units. Net Operating Income and Cash Net Operating Income include $3.5 million of Grant Income.
(3)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of triple-net operating expenses (net of recoveries), the Enlivant Joint Venture Cash NOI and the residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis, as well as an adjustment to reflect the reduction in Avamere's annual base rent to $30.7 million effective February 1, 2022 and the pending transition of our North American portfolio to Ensign and Avamere.
         See reporting definitions.                                  12

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Nine Months Ended September 30, 2022
	Signature Healthcare	Avamere Family of Companies	The Ensign Group	Signature Behavioral	Recovery Centers of America	Holiday AL Holdings LP	Cadia Healthcare	Leo Brown Group	The McGuire Group	CommuniCare	All Other Relationships (1)	Corporate	Total
Net income (loss)	$15,523	$19,306	$6,321	$17,334	$17,179	$1,879	$(49,887)	$6,779	$10,432	$5,298	$64,664	$(107,485)	$7,343
Adjustments:
Depreciation and amortization	10,741	10,238	9,533	6,726	908	15,105	8,018	5,388	5,345	3,403	62,386	64	137,855
Interest	—	—	—	—	—	—	—	370	—	—	1,121	76,082	77,573
General and administrative	—	—	—	—	—	—	—	—	—	—	—	28,721	28,721
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	—	—	—	—	(12)	(12)
Impairment of real estate	—	—	—	—	—	—	57,796	—	—	3,061	11,745	—	72,602
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	411	411
Other expense	—	—	—	—	—	—	—	—	—	—	—	1,101	1,101
Net loss on sales of real estate	—	—	—	—	—	—	—	—	—	—	4,581	—	4,581
Loss from unconsolidated JV	—	—	—	—	—	—	—	—	—	—	9,715	—	9,715
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	1,118	1,118
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	—	—	—	—	12,758	—	12,758

Net Operating Income	$26,264	$29,544	$15,854	$24,060	$18,087	$16,984	$15,927	$12,537	$15,777	$11,762	$166,970	$—	$353,766

Non-cash revenue and expense adjustments	5	2,253	12,211	(828)	(175)	—	(673)	(1,153)	(3,404)	426	(5,307)	—	3,355

Cash Net Operating Income	$26,269	$31,797	$28,065	$23,232	$17,912	$16,984	$15,254	$11,384	$12,373	$12,188	$161,663	$—	$357,121

Annualizing adjustments (2)	12,835	4,003	6,449	8,083	5,976	6,434	5,501	6,696	4,405	3,835	27,028	—	91,245

Annualized Cash Net Operating Income	$39,104	$35,800	$34,514	$31,315	$23,888	$23,418	$20,755	$18,080	$16,778	$16,023	$188,691	$—	$448,366

(1)    Net Operating Income and Cash Net Operating Income include $3.6 million of Grant Income.
(2)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of triple-net operating expenses (net of recoveries), the Enlivant Joint Venture Cash NOI and the residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis, as well as an adjustment to reflect the reduction in Avamere's annual base rent to $30.7 million effective February 1, 2022 and the pending transition of our North American portfolio to Ensign and Avamere.
         See reporting definitions.                                  13

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries or additional rents and are adjusted to (i) reflect actual payments received related to the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis, (ii) exclude residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis and (iii) reflect the reduction in Avamere’s annual base rent to $30.7 million effective February 1, 2022.
Behavioral Health. Includes behavioral hospitals that provide inpatient and outpatient care for patients with mental health conditions, chemical dependence or substance addictions and addiction treatment centers that provide treatment services for chemical dependence and substance addictions, which may include inpatient care, outpatient care, medical detoxification, therapy and counseling.
Cash Net Operating Income (“Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint ventures, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint ventures, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint ventures. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Grant Income. Grant Income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents.
Net Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements.
Net Debt to Adjusted EBITDA. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented.
Net Operating Income (“NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
         See reporting definitions.                                  14

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.
Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities.
Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements.
Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities.
Specialty Hospitals and Other. Includes acute care, long-term acute care and rehabilitation hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care, Senior Housing or Behavioral Health.
         See reporting definitions.                                  15